Exhibit 99.1

FOR FURTHER INFORMATION:	FOR IMMEDIATE RELEASE
Andrea K. Tarbox	Wednesday, July 26, 2017
Executive Vice President and Chief Financial Officer
847.239.8812

KAPSTONE REPORTS SECOND QUARTER RESULTS

NORTHBROOK, IL — July 26, 2017 — KapStone Paper and Packaging Corporation (NYSE:KS) today reported results for the second quarter ended June 30, 2017. As compared to 2016’s second quarter, results for 2017’s second quarter are below:

•                  Net sales of $823 million up $38 million, or 5 percent

•                  Net income of $20 million down $1 million, or 5 percent

•                  Diluted EPS of $0.20 down $0.01 per share, or 5 percent

Non U.S. GAAP financial measures for the 2017 second quarter compared to 2016 are as follows:

•                  Adjusted EBITDA of $100 million up $3 million, or 3 percent

•                  Adjusted net income of $27 million up $1 million, or 3 percent

•                  Adjusted diluted EPS of $0.27, flat to 2016

Matt Kaplan, President and Chief Executive Officer, stated, “KapStone’s operations performed better in the second quarter with our mills producing 688,000 tons of paper, or nearly three percent more than 2016, despite the loss from an unplanned mill outage.  Demand for our products is strong, and we have been able to successfully implement price increases in the majority of our product lines.  Product mix continues to improve as we rely less on exports with our growing domestic demand.”

Second Quarter Operating Highlights

Consolidated net sales of $823 million in the second quarter of 2017 increased by $38 million, or 5 percent, compared to $785 million for the 2016 second quarter. Revenue growth in the paper and packaging segment resulted from higher prices and volume. The Company’s average mill selling price of $661 per ton in the second quarter of 2017 increased by $37 per ton, or about 6 percent, compared to the second quarter of 2016 due to higher domestic and export

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containerboard prices, higher specialty paper prices and a more favorable product mix. Revenues in the distribution segment increased $8 million, mainly due to higher prices.

Operating income of $41 million for the 2017 second quarter decreased by $2 million, or 5 percent, compared to the 2016 second quarter. The lower operating earnings primarily reflect higher fiber costs due to significantly higher OCC costs, the reinstatement of certain employee benefits, higher stock compensation costs, higher manufacturing costs, higher freight costs due to lower export shipments, and higher management incentives; partially offset by higher prices for domestic and export containerboard and kraft paper and lower severance charges.

Interest expense, net, was $12 million for the second quarter of 2017, up $2 million from a year ago, as a result of higher interest rates and debt levels. Our weighted average interest rate as of June 30, 2017 is 2.8 percent compared to 2.1 percent as of June 30, 2016.

The effective income tax rate for the 2017 second quarter was 33.9 percent compared to 36.5 percent for the 2016 second quarter. Results in the 2016 second quarter included an unfavorable adjustment for a state tax examination.

Cash Flow and Working Capital

Cash and cash equivalents of $7 million as of June 30, 2017 remained consistent with balances at March 31, 2017.  Operating activities provided $17 million during the second quarter, while investing activities used $35 million and financing activities provided $18 million. Capital expenditures in the second quarter were $35 million.  Financing activities included $28 million of net proceeds from borrowings offset by $10 million of cash dividends.

On May 16, 2017, our Board of Directors approved a regular $0.10 per share cash dividend which was paid on July 12, 2017.

At June 30, 2017, the Company had approximately $456 million of working capital and $463 million of revolver borrowing capacity.

Conclusion

In summary, Kaplan commented, “We are focusing on internal opportunities to increase productivity, integration, and growth.  Therefore, I expect to see additional improvement in the third quarter and beyond by lowering operating costs and increasing productivity.  Furthermore, we expect to benefit from the full realization of the price increases implemented in the first half of this year across most of our product lines.”

Conference Call

KapStone will host a conference call at 10:00 a.m. CDT, Thursday, July 27, 2017, to discuss the Company’s financial results for the 2017 second quarter. All interested parties are invited to listen and may do so by either accessing a simultaneous broadcast webcast on KapStone’s website, http://www.kapstonepaper.com, or for those unable to access the webcast, the following dial-in numbers are available:

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Domestic:   888-608-7946
International:  484-747-6633
Participant Passcode:  53832308

A presentation to be viewed in conjunction with the call will also be available on our website, http://www.kapstonepaper.com, in the “Investors” section.

Replay of the webcast will be available for 30 days on the Company’s website following the call.

About the Company

Headquartered in Northbrook, IL, KapStone Paper and Packaging Corporation is the fifth largest producer of containerboard and corrugated packaging products and is the largest kraft paper producer in the United States. The Company has four paper mills, 24 converting plants and 60 distribution centers. The business has approximately 6,400 employees.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures, including “EBITDA”, “Adjusted EBITDA”, “Adjusted Net Income”, and “Adjusted Diluted EPS” to measure our operating performance. Management uses these measures to focus on the on-going operations, and believes it is useful to investors because they enable them to perform meaningful comparisons of past and present operating results. The Company believes that EBITDA and Adjusted EBITDA provide useful information to investors because they improve the comparability of the financial results between periods and provide for greater transparency to key measures used to evaluate the performance of the Company. Management uses EBITDA and Adjusted EBITDA for evaluating the Company’s performance against competitors and as a primary measure for employees’ incentive programs. Reconciliations of Net Income to EBITDA, EBITDA to Adjusted EBITDA, Net Income to Adjusted Net Income, and Diluted EPS to Adjusted Diluted EPS are included in the financial schedules contained in this press release. However, these measures should not be construed as an alternative to any other measure of performance determined in accordance with GAAP.

Forward-Looking Statements

Statements in this news release that are not historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can often be identified by words such as “may,” “will,” “should,” “would,’ “expect,” “project,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “outlook,” or “continue,” the negative of these terms or other similar expressions. These statements reflect management’s current views and are subject to risks, uncertainties and assumptions, many of which are beyond the Company’s control that could cause actual results to differ materially from those expressed or implied in these statements.  Factors that could cause actual results to differ materially include, but are not limited to: (1) industry conditions; (2) market and economic factors; (3) results of legal proceedings and compliance costs; (4) the ability to achieve and effectively manage growth; (5) the ability to pay the Company’s debt obligations; (6) the ability to carry out the Company’s strategic initiatives and manage associated costs; (7) managing labor relations; and (8) realizing the synergies and benefits of strategic investments. Further information on these and

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other risks and uncertainties is provided under Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and elsewhere in reports that the Company files with the SEC. These filings can be found on KapStone’s Web site at http://www.kapstonepaper.com and the SEC’s Web site at www.sec.gov. Forward-looking statements included herein speak only as of the date hereof and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

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KapStone Paper and Packaging Corporation

Consolidated Statements of Income

(In thousands, except share and per share amounts)

(Unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016

Net sales	$822,717	$784,911	$1,588,560	$1,523,126

Cost and expenses:
Cost of sales, excluding depreciation and amortization	592,515	568,831	1,153,413	1,102,108
Depreciation and amortization	46,054	46,035	91,402	90,574
Freight and distribution expenses	75,640	70,978	148,628	136,037
Selling, general and administrative expenses	67,313	55,554	133,798	116,294
Operating income	41,195	43,513	61,319	78,113

Foreign exchange (gain) / loss	(1,004)	872	(1,086)	975
Equity method investments income	(29)	—	(706)	—
Interest expense, net	12,311	10,006	23,041	19,817
Income before provision for income taxes	29,917	32,635	40,070	57,321
Provision for income taxes	10,141	11,913	14,302	20,425
Net income	$19,776	$20,722	$25,768	$36,896

Net income per share:
Basic	$0.20	$0.21	$0.27	$0.38
Diluted	$0.20	$0.21	$0.26	$0.38

Weighted-average number of shares outstanding:
Basic	96,801,906	96,517,357	96,750,272	96,458,354
Diluted	98,520,218	97,629,786	98,457,450	97,561,774

Effective income tax rate	33.9%	36.5%	35.7%	35.6%

Supplemental Information

GAAP to Non-GAAP Reconciliations

($ in thousands, except share and per share amounts)

(unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net Income (GAAP) to EBITDA (Non-GAAP) to Adjusted EBITDA (Non-GAAP):
Net income (GAAP)	$19,776	$20,722	$25,768	$36,896
Interest expense, net	12,311	10,006	23,041	19,817
Provision for income taxes	10,141	11,913	14,302	20,425
Depreciation and amortization	46,054	46,035	91,402	90,574
EBITDA (Non-GAAP)	$88,282	$88,676	$154,513	$167,712

Acquisition, integration, start-up and other expenses	3,577	1,312	5,382	2,541
Longview piping inspection settlement	2,034	—	2,034	—
Union contract ratification cost	—	—	4,979	—
Change in fair value of contingent consideration liability	1,054	1,526	3,570	3,052
Severance expenses	—	3,116	—	6,164
Stock-based compensation expense	4,761	1,941	10,026	5,362
Accumulated EBITDA adjustments	11,426	7,895	25,991	17,119
Adjusted EBITDA (Non-GAAP)	$99,708	$96,571	$180,504	$184,831

Net Income (GAAP) to Adjusted Net Income (Non-GAAP):
Net income (GAAP)	$19,776	$20,722	$25,768	$36,896
Accumulated EBITDA adjustments	11,426	7,895	25,991	17,119
Accumulated tax adjustments	(4,285)	(2,597)	(9,747)	(5,760)
Adjusted Net Income (Non-GAAP)	$26,917	$26,020	$42,012	$48,255

Diluted EPS (GAAP) to Adjusted Diluted EPS (Non-GAAP):
Diluted earnings per share (GAAP)	$0.20	$0.21	$0.26	$0.38
Accumulated EBITDA adjustments	0.11	0.08	0.27	0.17
Accumulated tax adjustments	(0.04)	(0.02)	(0.10)	(0.06)
Adjusted Diluted EPS (Non-GAAP)	$0.27	$0.27	$0.43	$0.49

KapStone Paper and Packaging Corporation

Consolidated Balance Sheets

(In thousands)

	June 30, 2017	December 31, 2016
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$7,456	$29,385
Trade accounts receivable, net of allowances	453,320	392,962
Other receivables	14,565	13,562
Inventories	348,784	322,664
Prepaid expenses and other current assets	15,871	10,247
Total current assets	839,996	768,820

Plant, property and equipment, net	1,473,343	1,441,557
Other assets	25,660	25,468
Intangible assets, net	312,962	314,413
Goodwill	720,611	705,617
Total assets	$3,372,572	$3,255,875

Liabilities and Stockholders’ Equity
Current liabilities:
Short-term borrowings	$22,000	$—
Other current borrowings	4,117	—
Capital lease obligation	28	—
Dividend payable	10,126	10,052
Accounts payable	204,545	189,350
Accrued expenses	92,824	76,480
Accrued compensation costs	50,299	48,840
Accrued income taxes	327	15,971
Total current liabilities	384,266	340,693

Long-term debt, net of current portion	1,516,266	1,485,323
Long-term financing obligation	43,633	—
Capital lease obligation	4,611	—
Pension and post-retirement benefits	31,321	34,207
Deferred income taxes	407,711	405,561
Other liabilities	61,776	85,761
Total other liabilities	2,065,318	2,010,852

Stockholders’ equity:
Common stock $0.0001 par value	10	10
Additional paid-in capital	286,461	275,970
Retained earnings	695,893	689,668
Accumulated other comprehensive loss	(59,376)	(61,318)
Total stockholders’ equity	922,988	904,330
Total liabilities and stockholders’ equity	$3,372,572	$3,255,875

KapStone Paper and Packaging Corporation

Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Operating activities:
Net income	$19,776	$20,722	$25,768	$36,896
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of plant and equipment	38,234	37,098	75,992	72,701
Amortization of intangible assets	7,820	8,937	15,410	17,873
Stock-based compensation expense	4,761	1,941	10,026	5,362
Pension and postretirement	(654)	(579)	(1,226)	(1,027)
Excess tax benefit from stock-based compensation	—	10	—	150
Amortization of debt issuance costs	1,179	1,251	2,358	2,375
Loss on disposal of fixed assets	460	715	986	653
Deferred income taxes	7	(360)	1,528	704
Change in fair value of contingent consideration liability	1,054	1,526	3,570	3,052
Equity method investments income	275	—	108	—
Changes in operating assets and liabilities	(56,084)	(40,241)	(85,023)	(49,114)
Net cash provided by operating activities	$16,828	$31,020	$49,497	$89,625

Investing activities:
Capital expenditures	(35,109)	(36,210)	(73,778)	(72,373)
Purchase of intangible assets	—	(1,025)	—	(1,525)
API acquisition	—	—	(33,500)	—
Equity method investments	—	(1,250)	—	(1,250)
Proceeds from the sales of assets	—	—	—	4,856
Net cash used in investing activities	$(35,109)	$(38,485)	$(107,278)	$(70,292)

Financing activities:
Proceeds from revolving credit facility	$145,512	$129,100	$268,500	$263,700
Repayments on revolving credit facility	(149,500)	(123,100)	(246,500)	(254,100)
Proceeds from receivables credit facility	33,363	14,424	50,394	21,094
Repayments on receivables credit facility	—	(2,470)	(21,621)	(27,170)
Proceeds from long-term debt	—	—	—	—
Repayments on long-term debt	—	—	—	—
Payment of loan amendment costs and debt issuance fees	(187)	(138)	(187)	(2,388)
Proceeds from other current borrowings	—	—	6,214	—
Payment on other current borrowings	(2,059)	—	(2,059)	—
Payment on capital lease obligation	(11)	—	(11)	—
Cash dividends paid	(9,679)	(9,652)	(19,343)	(19,348)
Payment of withholding taxes on vested stock awards	(19)	(94)	(875)	(786)
Proceeds from exercises of stock options	402	211	853	420
Proceeds from issuance of shares to ESPP	—	—	487	464
Excess tax benefit from stock-based compensation	—	(10)	—	(150)
Net cash provided (used in) / provided by financing activities	$17,822	$8,271	$35,852	$(18,264)

Net increase in cash and cash equivalents	(459)	806	(21,929)	1,069
Cash and cash equivalents-beginning of period	7,915	7,084	29,385	6,821
Cash and cash equivalents-end of period	$7,456	$7,890	$7,456	$7,890

KapStone Paper and Packaging Corporation

Operating Segment Information

(In thousands)

(Unaudited)

	Net Sales
Three Months Ended June 30, 2017	Trade	Inter- segment	Total	Segment Operating Income (Loss)	Depreciation and Amortization	Capital Expenditures	Total Assets at June 30, 2017
Paper and Packaging	$561,917	$25,681	$587,598	$44,260	$38,192	$33,703	$2,642,143
Distribution	260,800	—	260,800	10,785	5,972	1,064	694,099
Corporate	—	—	—	(13,850)	1,890	342	36,330
Intersegment eliminations	—	(25,681)	(25,681)	—	—	—	—
	$822,717	$—	$822,717	$41,195	$46,054	$35,109	$3,372,572

	Net Sales
Three Months Ended June 30, 2016	Trade	Inter- segment	Total	Segment Operating Income (Loss)	Depreciation and Amortization	Capital Expenditures	Total Assets at June 30, 2016
Paper and Packaging	$532,571	$20,524	$553,095	$41,082	$38,163	$34,265	$2,507,161
Distribution	252,340	—	252,340	12,336	5,702	932	686,997
Corporate	—	—	—	(9,905)	2,170	1,013	42,292
Intersegment eliminations	—	(20,524)	(20,524)	—	—	—	—
	$784,911	$—	$784,911	$43,513	$46,035	$36,210	$3,236,450

	Net Sales
Six Months Ended June 30, 2017	Trade	Inter- segment	Total	Segment Operating Income (Loss)	Depreciation and Amortization	Capital Expenditures
Paper and Packaging	$1,109,561	$46,878	$1,156,439	$78,575	$75,598	$71,408
Distribution	478,999	—	478,999	13,382	11,950	1,743
Corporate	—	—	—	(30,638)	3,854	627
Intersegment eliminations	—	(46,878)	(46,878)	—	—	—
	$1,588,560	$—	$1,588,560	$61,319	$91,402	$73,778

	Net Sales
Six Months Ended June 30, 2016	Trade	Inter- segment	Total	Segment Operating Income (Loss)	Depreciation and Amortization	Capital Expenditures
Paper and Packaging	$1,052,611	$36,993	$1,089,604	$87,323	$75,299	$66,620
Distribution	470,515	—	470,515	13,717	11,363	2,998
Corporate	—	—	—	(22,927)	3,912	2,755
Intersegment eliminations	—	(36,993)	(36,993)	—	—	—
	$1,523,126	$—	$1,523,126	$78,113	$90,574	$72,373

KapStone Paper and Packaging Corporation

Operating Segment EBITDA and Adjusted EBITDA

(In thousands)

(Unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
Paper and Packaging	2017	2016	2017	2016
Segment operating income	$44,260	$41,082	$78,575	$87,323
Equity method investments income	(29)	—	(706)	—
Foreign exchange (gain) / loss	(591)	288	(636)	—
Depreciation and amortization	38,192	38,163	75,598	75,299
EBITDA	83,072	78,957	155,515	162,622
Severance expenses	—	3,035	—	5,297
Acquisition, integration, start-up and other expenses	952	935	2,318	1,819
Longview piping inspection settlement	2,034	—	2,034	—
Union contract ratification costs	—	—	4,979	—
Adjusted EBITDA	$86,058	$82,927	$164,846	$169,738
Adjusted EBITDA margin	14.6%	15.0%	14.3%	15.6%

	Quarter Ended June 30,		Six Months Ended June 30,
Distribution	2017	2016	2017	2016
Segment operating income	$10,785	$12,336	$13,382	$13,717
Foreign exchange (gain) / loss	(413)	584	(450)	975
Depreciation and amortization	5,972	5,702	11,950	11,363
EBITDA	17,170	17,454	25,782	24,105
Acquisition, integration, start-up and other expenses	1,500	262	1,663	525
Severance expenses	—	89	—	480
Adjusted EBITDA	$18,670	$17,805	$27,445	$25,110
Adjusted EBITDA margin	7.2%	7.1%	5.7%	5.3%

	Quarter Ended June 30,		Six Months Ended June 30,
Corporate	2017	2016	2017	2016
Segment operating (loss)	$(13,850)	$(9,905)	$(30,638)	$(22,927)
Depreciation and amortization	1,890	2,170	3,854	3,912
EBITDA	(11,960)	(7,735)	(26,784)	(19,015)
Stock-based compensation expense	4,761	1,941	10,026	5,362
Acquisition, integration, start-up and other expenses	1,125	115	1,401	197
Change in fair value of contingent consideration liability	1,054	1,526	3,570	3,052
Severance expenses	—	(8)	—	387
Adjusted EBITDA	$(5,020)	$(4,161)	$(11,787)	$(10,017)

	Quarter Ended June 30,		Six Months Ended June 30,
Consolidated	2017	2016	2017	2016
Segment operating income	$41,195	$43,513	$61,319	$78,113
Equity method investments income	(29)	—	(706)	—
Foreign exchange (gain) / loss	(1,004)	872	(1,086)	975
Depreciation and amortization	46,054	46,035	91,402	90,574
EBITDA	88,282	88,676	154,513	167,712
Stock-based compensation expense	4,761	1,941	10,026	5,362
Acquisition, integration, start-up and other expenses	3,577	1,312	5,382	2,541
Longview piping inspection settlement	2,034	—	2,034	—
Union contract ratification costs	—	—	4,979	—
Change in fair value of contingent consideration liability	1,054	1,526	3,570	3,052
Severance expenses	—	3,116	—	6,164
Adjusted EBITDA	$99,708	$96,571	$180,504	$184,831